LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED FEBRUARY 15, 2013

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

Effective as of March 1, 2013, the principal address of each of the funds listed in Schedule A and the address of each fund’s Treasurer is:

620 Eighth Avenue, 49th Floor, New York, NY 10018.

The following paragraph supplements and replaces any information to the contrary on the cover page of the Statement of Additional Information for each of the funds listed in Schedule A:

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge from Participating Insurance Companies and qualified pension and retirement plans, or by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services - 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com, or by visiting the fund’s website at http://www.leggmason.com/individualinvestors/variable-investment-prospectuses. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

SCHEDULE A

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Fund	Date of SAI
Legg Mason Western Asset Variable Global High Yield Bond Portfolio	May 1, 2012
Legg Mason Western Asset Variable High Income Portfolio	May 1, 2012
Legg Mason Western Asset Variable Strategic Bond Portfolio	May 1, 2012

Please retain this supplement for future reference.

LMFX015346